UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2026
AXOGEN, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota	001-36046	41-1301878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13631 Progress Boulevard, Suite 400 Alachua, Florida
(Address of principal executive offices)

32615
(Zip Code)

(386) 462-6800
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 23, 2026, Axogen, Inc. (the “Company”) held its 2026 annual meeting of shareholders (the “Annual Meeting”), at which a total of 45,364,808 shares of common stock of the Company, out of a total 53,177,824 shares of common stock outstanding and entitled to vote as of April 24, 2026, the record date, were present in person or represented by proxies. The Company’s shareholders voted on three proposals at the Annual Meeting. The proposals are described in detail in the proxy statement for the Annual Meeting that the Company filed with the Securities and Exchange Commission on April 29, 2026. The results of voting on the three proposals, including the final vote tabulations, are set forth below.
Proposal 1: Election of Directors
Eight directors were elected to the Company’s Board of Directors to serve for a one-year term until the 2027 annual meeting of shareholders. The results of the election were as follows:

Name	For	Withheld	Broker Non-Votes
Paul Thomas	39,087,824	975,550	5,301,434
Michael Dale	39,293,341	770,033	5,301,434
William Burke	38,994,779	1,068,595	5,301,434
John H. Johnson	39,232,581	830,793	5,301,434
Alan Levine	39,267,767	795,607	5,301,434
Joseph Tyndall	38,995,363	1,068,011	5,301,434
Kathy Weiler	36,268,710	3,794,664	5,301,434
Amy Wendell	39,038,893	1,024,481	5,301,434
Proposal 2: Ratification of Appointment of Independent Auditors
The Audit Committee’s selection of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2026 was ratified. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
45,296,698	51,604	16,506	—
Proposal 3: Compensation of the Named Executive Officers
The advisory (non-binding) vote on the executive compensation of the Company’s named executive officers was approved. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
38,606,031	1,419,784	37,559	5,301,434
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: June 23, 2026	By:	/s/ Marc Began
Marc Began
Executive Vice President, General Counsel and Chief Compliance Officer